Exhibit 10.3 (a)

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN OMITTED.

Amendment No. 9

to the A318/A319 Purchase Agreement
dated as of March 10, 2000

between

AVSA, S.A.R.L.

and

Frontier Airlines, Inc.

This Amendment No. 9 (hereinafter referred to as the “Amendment”) is entered into as of February 16, 2006, between AVSA, S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 7001 Tower Road, Denver, CO 80249-7312 USA (hereinafter referred to as the “Buyer”).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A318/A319 Purchase Agreement, dated as of March 10, 2000, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A318-100 and A319-100 aircraft, which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of July 17, 2000, Amendment No. 2, dated as of November 6, 2000, Amendment No. 3, dated as of June 18, 2001, Amendment No. 4, dated as of November 30, 2001, Amendment No. 5, dated as of March 8, 2002, Amendment No. 6, dated as of March 19, 2002, Amendment No. 7, dated as of June 3, 2002 and Amendment No. 8 dated as of August 20, 2003, is hereinafter called the “Agreement,” pursuant to which eleven (11) Additional A319 Aircraft remain to be delivered.

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WHEREAS, the Buyer and the Seller wish to amend the Agreement to convert certain of the aircraft to be delivered from one model to another, to modify the delivery schedule set forth in the Agreement, to provide for the Buyer’s firm order of six (6) firmly ordered aircraft that will be additional to those already firmly ordered and to provide certain other changes in the terms and conditions of the Agreement, all as provided below.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

Capitalized items used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

1.	CLAUSE 9: DELIVERY SCHEDULE

1.1	Conversion into A318 Aircraft

The parties agree that four (4) Additional A319 Aircraft scheduled to be delivered in [***] 2007, [***] 2007, [***] 2007 and [***] 2007 will be converted to four (4) A318-100 aircraft (the “Converted A318 Aircraft”) for delivery as follows: one in each of the months of [***] 2007, [***] 2007, [***] 2007 and [***] 2007.

Terms and conditions applicable to A318 Aircraft will apply to the Converted A318 Aircraft, except to the extent otherwise set forth in this Amendment.

1.2	Conversion into A320 Aircraft

The parties agree that four (4) Additional A319 Aircraft scheduled to be delivered in [***] 2007, [***] 2007, [***] 2008 and [***] 2008 will be converted to A320 Aircraft (the “Converted A320 Aircraft”) for delivery as follows: one (1) in each of [***] 2008, [***] 2008, [***] 2009, [***] 2009.

Terms and conditions applicable to A320 Aircraft will apply to the Converted A320 Aircraft, except if and to the extent otherwise set forth in this Amendment.

1.3	Incremental A320 Aircraft

The Buyer will purchase six (6) Purchase Right Aircraft as A320-200 aircraft (the “Incremental A320 Aircraft”) for delivery as follows: one (1) in each of [***] 2009, [***] 2009, [***] 2009, [***] 2010, [***] 2010, [***] 2010.

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Terms and conditions applicable to A320 Aircraft will apply to the Incremental A320 Aircraft, except if and to the extent otherwise set forth in this Amendment.

1.4	Revised Delivery Schedule

As a consequence of Paragraphs 1.1, 1.2 and 1.3 above, the delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby deleted and replaced with the following schedule according to which the Aircraft remaining will be delivered:

QUOTE

Aircraft No.	A/C ID	Aircraft Type	Delivery

22	166890	Additional A319 Aircraft	[***]	2006
23	166891	Additional A319 Aircraft	[***]	2006
24	166892	Additional A319 Aircraft	[***]	2006

25	166893	Converted A318 Aircraft	[***]	2007
26	166894	Converted A318 Aircraft	[***]	2007
27	166895	Converted A318 Aircraft	[***]	2007
28	166896	Converted A318 Aircraft	[***]	2007
29		Converted A320 Aircraft	[***]	2008
30		Converted A320 Aircraft	[***]	2008

31		Converted A320 Aircraft	[***]	2009
32		Converted A320 Aircraft	[***]	2009
33		Incremental A320 Aircraft	[***]	2009
34		Incremental A320 Aircraft	[***]	2009
35		Incremental A320 Aircraft	[***]	2009
36		Incremental A320 Aircraft	[***]	2010
37		Incremental A320 Aircraft	[***]	2010
38		Incremental A320 Aircraft	[***]	2010

UNQUOTE

2.	A320 [***]

The Seller grants the Buyer the right to [***] of the Incremental A320 Aircraft scheduled for Delivery in [***] and [***] (the “[***]”), subject to the following terms and conditions:

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(i)

The Buyer may exercise each [***] individually by giving written notice to the Seller of its wish to do so by written notice at least [***] months prior to [***]. This notice will state the Buyer’s desired [***], subject to the condition in Paragraph 2(ii) below.

(ii)

A [***] will entitle the Buyer to [***] applicable Incremental A320 Aircraft [***],[***] Incremental A320 Aircraft is [***]. Promptly after receipt of the Buyer’s notice the Seller will offer the Buyer [***], subject to the Seller’s commercial and industrial constraints. The Buyer will accept [***] by written notice to the Seller within five (5) Working Days after receipt of the Seller’s notice.

(iii)

In respect of each Incremental A320 Aircraft for which the Buyer fails to exercise a [***] in time to meet the conditions set forth in Paragraph 2(i) above, such [***] will be deemed waived and the [***].

3.	[***] CONCESSIONS

The Seller grants the Buyer a discount off the price of [***] of the Additional A319 Aircraft remaining to be delivered, Converted A320 Aircraft and Incremental A320 Aircraft. This discount is [***] of the price of the [***] set forth in the [***], the price catalog published by the Manufacturer that applies to [***].

This concession will apply so long as the Buyer respects the [***] requirement specified in [***].

4.	A319/A320 PRICE CONCESSIONS

4.1

The Seller will provide the Buyer with the following credits for Additional A319 Aircraft, Converted A320 Aircraft and Incremental A320 Aircraft, to be referred to collectively as the “Amendment 9 A319/A320 Credits”:

(i)

In respect only of each of the [***] Aircraft for which delivery months are set forth in Paragraph 1.4 herein, an “[***] Credit Memorandum” of [***], in addition to any other credits in the Agreement applicable to Additional [***] Aircraft.

(ii)

In respect only of each of the [***] Aircraft for which delivery months are set forth in Paragraph 1.4 herein, an “[***] Credit Memorandum” of [***] in addition to any other credits in the Agreement applicable to [***] Aircraft.

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(iii)

In respect only of each of the [***] Aircraft for which delivery months are set forth in Paragraph 1.4 herein, an [***] of [***], in addition to any other credits in the Agreement applicable to [***] Aircraft.

(iv)

In respect only of each of the [***] Aircraft for which delivery months are set forth in Paragraph 1.4 herein, an [***] credit memorandum of [***], in addition to any other credits in the Agreement applicable to [***] Aircraft.

4.2

Amendment 9 A319/A320 Credits are quoted at January 2003 delivery conditions and are subject to escalation in accordance with the Seller Price Revision Formula in Exhibit 2 to Amendment No. 8 to the Agreement. At the Buyer’s option, each Amendment 9 A319/A320 Credit will be (i) applied by the Seller against the Final Contract Price of the Additional A319 Aircraft, Converted A320 Aircraft or Incremental A320 Aircraft, as applicable, on Delivery thereof or (ii) applied by the Buyer on or after such Delivery against the purchase of product support related goods and services from the Seller or its Affiliates.

4.3

The Seller will train [***] of the Buyer’s flight crews for each of the [***] Aircraft, for up to a total [***] such crews. No other training support otherwise provided in the Agreement will apply to the [***] Aircraft.

In addition, however, the Buyer grants the Seller the right to [***].[***] will be [***] at a time and location mutually agreeable to the Buyer and the [***]. The [***] will be available in [***] Aircraft; however, such [***] of the applicable [***] Aircraft.

4.4	It is understood that no field service provided on a per-Aircraft basis will apply to the [***] Aircraft.

5.	A318 PRICES

5.1	In respect of each of the four (4) Converted A318 Aircraft, Clause 3.1.1 of the Agreement is deleted and replaced with the following text between the words QUOTE and UNQUOTE:

QUOTE

	3.1.1	Converted A318 Aircraft

The Base Price of each Converted A318 Aircraft is the sum of

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(i)

the Base Price of the Converted A318 Aircraft (as such aircraft is defined in the A318 Standard Specification, excluding Buyer Furnished Equipment and SCNs), at delivery conditions prevailing in January 2003, which is:

[***]

[***], and

		(ii)	the Base Price of any and all SCNs mutually agreed upon prior to the signature of Amendment No. 9 to this Agreement, at delivery conditions prevailing in January 2003, which is:

[***]

[***].

UNQUOTE

5.2	In respect of each of the four (4) Converted A318 Aircraft, Clause 3.2 of the Agreement is deleted and replaced by the following text between the words QUOTE and UNQUOTE:

QUOTE

	3.2		Final Contract Price

	3.2.1		The Final Contract Price of a Converted A318 Aircraft will be the sum of:

(i)

the Base Price of the Converted A318 Aircraft, as adjusted to the Delivery Date of such Aircraft in accordance with the Seller Price Revision Formula set forth in Exhibit 2 to Amendment No. 8 to the Agreement;

(ii)

the price (as of delivery conditions prevailing in January 2003) of any SCNs for Converted A318 Aircraft entered into after the date of execution of this Agreement, as adjusted to the Delivery Date in accordance with the Seller Price Revision Formula set forth in Exhibit 2 to Amendment No. 8 to the Agreement; and

		(iii)	any other amount that is expressly stated to be included in the Final Contract Price of a Converted A318 Aircraft pursuant to any other

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provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Converted A318 Aircraft.

UNQUOTE

6.	A318 PRICE CONCESSIONS

6.1	The price concessions in Paragraph 6.2 herein are the only price concessions applicable to the Converted A318 Aircraft.

6.2	In respect of each of the four (4) Converted A318 Aircraft, the Seller will provide the Buyer with the following credits, collectively referred to below as “Converted A318 Credits.”

	(i)	An “A318 [***] Credit” of [***]).

	(ii)	An “A318 [***] Credit” of [***].

	(iii)	An “A318 [***] Credit” of [***].

	(iv)	An “A318 [***] Credit” of [***].

The Converted A318 Credits are quoted at January 2003 delivery conditions and are subject to escalation in accordance with the Seller Price Revision Formula in Exhibit to Amendment No. 8 to the Agreement. At the Buyer’s option, each Converted A318 Credit will be (i) applied by the Seller against the Final Contract Price of the applicable Converted A318 Aircraft on Delivery of such Converted A318 Aircraft or (ii) applied by the Buyer on or after such Delivery against the purchase of product support related goods and services from the Seller or its Affiliates.

7.	PREDELIVERY PAYMENTS

7.1

Predelivery Payments for the [***] Aircraft will be paid by the Buyer to the Seller for each [***] Aircraft and will, in the aggregate, amount to [***] of the Predelivery Payment Reference Price of the [***] Aircraft defined below in Paragraph 7.2.

7.2

The Buyer will pay the Seller Predelivery Payments for the [***] Aircraft calculated on the Predelivery Payment Reference Price of each [***] Aircraft. The Predelivery Payment Reference Price is defined as:

		A =	[***]

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where

	A =	the Predelivery Payment Reference Price for Converted A318 Aircraft to be delivered in calendar year T.

	Pb =	the Base Price of the Converted A318 Aircraft as defined in Paragraph 5.1 above.

	N =	T - 2003).

	T =	the year of delivery of the relevant Converted A318 Aircraft.

7.3	Predelivery Payments for the [***] Aircraft will be paid according to the following schedules.

Payment Date		Percentage of [***] Aircraft Predelivery Payment Reference Price

1st Payment	On signature of this Amendment	[***]

No later than the first Working Day of the following months:

2d Payment	The [***] before the Scheduled Delivery Month of each [***] Aircraft as set forth in this Agreement	[***] (less 1st Payment)

3d Payment	The [***] before the Scheduled Delivery Month of each [***] Aircraft as set forth in this Agreement	[***]

4th Payment	The [***] before the Scheduled Delivery Month of each [***] Aircraft as set forth in this Agreement	[***]

5th Payment	The [***] before the Scheduled Delivery Month of each [***] Aircraft as set forth in this Agreement	[***]

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TOTAL PAYMENT PRIOR TO DELIVERY [***]

7.4	[***], the first Predelivery Payment for each of the six (6) Incremental A320 Aircraft, will be equal to [***].

8.	PURCHASE RIGHT AIRCRAFT

8.1

Pursuant to Paragraph 1.3 herein, wherein the Buyer agrees to purchases the six (6) Purchase Right Aircraft as Incremental A320 Aircraft, and pursuant to Letter Agreement No. 1 to Amendment No. 8 of the Agreement, the number of Purchase Right Aircraft available to the Buyer is reduced from [***] to [***], and the number of Additional Purchase Right Aircraft available to the Buyer is increased from [***] to [***].

8.2

Notwithstanding Letter Agreement No. 1 to Amendment No. 8 of the Agreement, the Seller grants the Buyer the right to order up to a maximum of [***] of the [***] Purchase Right Aircraft remaining as of the date hereof as [***] model aircraft with the same terms and conditions as those that apply to [***] Aircraft, including those in Paragraphs 5, 6 and 7 herein, subject to the following:

(i)

For the first such Purchase Right Aircraft firmly ordered as an [***] aircraft, the Buyer will contemporaneously firmly order one (1) Purchase Right Aircraft as an [***] model aircraft (the “[***] Aircraft”). The terms applicable to Purchase Right Aircraft that are [***] Aircraft will be as set forth herein for Additional [***] Aircraft.

(ii)

For the second such Purchase Right Aircraft firmly ordered as an [***] aircraft, the Buyer will contemporaneously firmly order one (1) Purchase Right Aircraft as an [***] model aircraft (the “[***] Aircraft”). The terms applicable to Purchase Right Aircraft that are [***] Aircraft will be as set forth herein for [***] Aircraft.

(iii) The [***] Aircraft and the [***] Aircraft will be scheduled for Delivery as close as possible to the applicable [***] model under such paragraphs (i) and (ii).

9.	[***]

The Seller grants the Buyer the right to [***] set forth in this Amendment (the “[***]”), as set forth below:

(i)

If the Buyer chooses to exercise its [***], it will do so by giving the Seller written notice to this effect on [***] (the “[***]”). Failure to provide such [***] on such date will constitute a waiver of the [***].

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	(ii)	On and as of the Seller’s receipt of the [***],

		(a)	The aircraft conversions and the order for incremental aircraft described in Paragraph 1 of this Amendment will be [***], and, therefore, the [***] Aircraft will be [***] under the Agreement.

(b)

The delivery schedule for [***] Aircraft set forth in Paragraph 1.2 of this Amendment will apply to the [***] Aircraft [***]. That is, the delivery schedule for such [***] Aircraft will be one (1) in each of [***], [***],[***],[***], and not, as was the case as of Amendment No. 8 of the Agreement, one (1) each in [***],[***],[***] and [***].

		(c)	The Buyer will be deemed to have ordered [***] Aircraft, and all of the terms of [***] of the Agreement will be in effect [***].

		(d)	The first Predelivery Payment, in the amount of [***], for each of the [***] paid by the Buyer at time of signature of this Amendment, will be applied [***] pursuant to the Agreement.

	(iii)	Except as set forth above in Paragraph 10(ii)(b), all terms applicable to the [***] Aircraft will remain unchanged[***].

10.	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

11.	CONFIDENTIALITY

Without limiting the generality of Paragraph 10 with respect to the applicability to this Amendment of all terms and conditions of the Agreement, to the extent such terms and conditions are not inconsistent herewith, the parties hereby acknowledge and agree that

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this Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

12.	COUNTERPARTS

This Amendment may be signed by the parties hereto in counterparts, which when signed and delivered will each be an original and together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

AVSA, S.A.R.L.

By:

Its:

Date:

Frontier Airlines, Inc.

By:

Its:

Date:

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